SHAREHOLDERS' AND VOTING AGREEMENT

                                  by and among

                                   Q-MED, INC.

                                       and

                              THE SHAREHOLDERS THAT
                             ARE SIGNATORIES HERETO

                          Dated as of November 16, 1998


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                                TABLE OF CONTENTS


                                                                       Page No.
                                                                       ---------
Section 1.        Definitions............................................  1

Section 2.        Methodology for Calculations...........................  3

Section 3.        Voting Agreement.......................................  3

Section 4.        Restrictions on Transfers of Stock.....................  3

Section 5.        Rights of First Offer..................................  3

Section 6.        Tag-Along Rights.......................................  5
         6.1.     Tag-Along..............................................  5
         6.2.     Tag-Along Obligations..................................  5
         6.3.     Closing................................................  5
         6.4.     Limitations............................................  5

Section 7.        Certain Covenants......................................  5
         7.1.     Financial Statements, Other Information and Access.....  5
         7.2.     Management Reports.....................................  6

Section 8.        Conflicting Agreements.................................  6

Section 9.        Legend.................................................  6

Section 10.       Representations and Warranties.........................  7

Section 11.       Duration of Agreement..................................  8

Section 12.       Further Assurances.....................................  8

Section 13.       Amendment and Waiver...................................  8

Section 14.       Severability...........................................  8

Section 15.       Entire Agreement; Effect on Prior Agreement............  8

Section 16.       Successors and Assigns.................................  9

Section 17.       Counterparts...........................................  9

Section 18.       Remedies...............................................  9

Section 19.       Notices................................................  9

Section 20.       Governing Law, Consent to Jurisdiction................. 10

Section 21.       Miscellaneous.......................................... 10

Section 22.       Construction........................................... 10



                                      -ii-


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                       SHAREHOLDERS' AND VOTING AGREEMENT

      THIS SHAREHOLDERS' AND VOTING AGREEMENT (the "Agreement") is made as of November 16, 1998 by and among Q-MED, INC., a Delaware corporation (the "Company"), and each of the shareholders of the Company executing one of the signature pages attached hereto.

                              W I T N E S S E T H :

      WHEREAS, as of the date hereof, Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. (the "Galen Investors"), and certain other Persons that are signatories hereto, are purchasing up to 1,926,702 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"),pursuant to a Common Stock Purchase Agreement (the "Purchase Agreement"); and

      WHEREAS, the parties hereto deem it to be in their best interests to enter into an agreement establishing and setting forth their agreement with respect to certain rights and obligations associated with ownership of shares of capital stock of the Company.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

      Section 1. Definitions. As used herein, the following terms shall have the following meanings:

      "Affiliate" means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (ii) with respect to any individual, shall also mean the spouse, parent, sibling, child, step-child, or grandchild of such Person, or the spouse thereof.

      "By-laws" means the By-laws of the Company as in effect on the date hereof, as they may be amended from time to time hereafter.

      "Commission" means the U.S. Securities and Exchange Commission.

      "Common Stock" means the Common Stock, par value $.001 per share of the Company and any equity securities issued or issuable with respect to the Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

      "Common Stock Equivalents" means any warrants, options or other securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

      "Company" has the meaning assigned to it in the Preamble.

      "Excluded Securities" means (a) options issued by the Company to a director, officer or employee of the Company pursuant to any stock option or similar plan (and any shares of Common Stock issuable thereunder) existing or outstanding as of the date hereof, or to the extent such arrangements are approved by the Board of Directors after the date hereof, or (b) shares of Common Stock issuable upon conversion, exchange or exercise of any Common Stock Equivalent outstanding as of the date hereof or other Common Stock Equivalent approved by the vote of the Board of Directors after the date hereof in the manner set forth in clause (a) above.

      "First Offer Percentage" means, as to each Offered Shareholder, the quotient obtained (expressed as a percentage) by dividing (i) the number of shares of Common Stock owned by such Offered Shareholder on the first day of the Shareholder Acceptance Period by (ii) the aggregate number of shares of Common Stock owned

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on the first day of the Shareholder Acceptance Period by all Offered
Shareholders who exercise their option to purchase Refused Stock.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

      "Investors" means the Galen Investors, and each other Person listed as an Investor on the signature pages attached hereto.

      "Offered Shareholder" has the meaning assigned to it in Section 5(a).

      "Permitted Transfer" means, with respect to any Person, (i) a Transfer to a trust for the benefit of such Person's spouse or issue or to a family partnership, limited liability company or similar entity of which the members are solely such Person. or such Person's spouse or issue and as to which such Person exercises voting control, (ii) a Transfer to an Affiliate of such Person,
(iii) a Transfer between Shareholders, or (iv) if such Person is a limited or general partnership, a Transfer to its partners in connection with a distribution of securities held by such Person to its partners.

      "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust. unincorporated organization or government or any agency or political subdivisions thereof

      "Public Sale" means a Transfer pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act, pursuant to Rule 144 under the Securities Act, or pursuant to any other provisions of the Securities Act or rules thereunder where subsequent Transfers would not be subject to Transfer restrictions thereunder.

      "Purchase Agreement" has the meaning assigned to it in the Recitals.

      "Registration Agreement" means the Registration Rights Agreement, dated as of the date hereof, between the Company and the other parties thereto as it may be amended from time to time.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior Management Shareholder" means each of Michael W. Cox and Richard
I. Levin.

      "Shareholders" means the parties to this Agreement (other than the Company) and any other subsequent holder of Stock who agrees to be bound by the terms of this Agreement.

      "Stock" means (i) any shares of Common Stock and (ii) any Common Stock Equivalents, in each case, whether owned on the date hereof or acquired hereafter by a Shareholder.

      "Subsidiary" means with respect to any Person, (i) any corporation, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, partnership or other entity are at the time owned by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person.

      "Transfer" as to any Stock, means to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily.

      "Voting Shares" means any securities of the Company the holders of which are generally entitled to vote for members of the Board.

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      Section 2. Methodology for Calculations. For purposes of this Agreement, the Transfer of a Common Stock Equivalent shall be treated as the Transfer of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Except as otherwise provided in this Agreement, for purposes of calculating (i) the amount of outstanding Common Stock as of any date, (ii) the amount of Common Stock owned by a Person hereunder and (iii) related percentages, all Common Stock Equivalents shall be treated as having been converted, exchanged or exercised.

      Section 3. Voting Agreement. Each Shareholder shall vote all of its Voting Shares and shall take all other necessary or desirable actions within its control (including, without limitation, attending all meetings in person or by proxy for purposes of obtaining a quorum, executing all written consents in lieu of meetings and voting to remove members of the Board, as applicable), and the Company shall take all necessary and desirable actions within its control to cause to be elected to the Board of Directors the person designated from time to time by the Galen Investors (including any person designated as a successor to fill any vacancy arising by reason of the resignation, death, removal or inability to serve of any designee of the Galen Investors) pursuant to their rights contained in the Note Purchase Agreement dated December 18, 1997, as amended, by and among the Company and the Galen Investors.

      Section 4. Restrictions on Transfers of Stock. (a) No Senior Management Shareholder shall Transfer any Stock, whether owned on the date hereof or acquired hereafter, without first, if applicable, complying with the provisions of Section 5 hereof and then, in each case as applicable, complying with the provisions of Section 6 hereof if, after giving effect to such Transfer, such Senior Management Shareholder shall have Transferred in the aggregate an amount of Common Stock in excess of 5% of the outstanding Common Stock held by such Senior Management Shareholder as of the date hereof, except that (i) any Senior Management Shareholder may Transfer Stock in connection with the bona fide merger of the Company or bona fide sale of all or substantially all of the assets or equity securities of the Company, (ii) any Senior Management Shareholder may Transfer Stock in connection with a Permitted Transfer, and
(iii) any Senior Management Shareholder may make the Transfers required by
Section 7 and any Transfer pursuant to a Public Sale.

          (b) Except in connection with a Public Sale, any Transfer by a Shareholder of Stock to any transferee (including any transferee that is an Affiliate of a transferor) who is not a Shareholder shall upon consummation of, and as a condition to, such Transfer execute and deliver to the Company (which the Company shall then deliver to all other Shareholders) an agreement in form and substance satisfactory to the Company pursuant to which it agrees to be bound by the terms of this Agreement for the benefit of the parties hereto and such transferee shall thereafter be deemed to be a Shareholder for all purposes of this Agreement.

          (c) Any Transfer or attempted Transfer of Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stock as the owner of such Stock for any purpose.

      Section 5. Rights of First Offer. In addition to and not in limitation of any other restrictions on Transfers of Stock contained in this Agreement, any Transfers of Stock by a Senior Management Shareholder shall be consummated only in accordance with the following procedures:

          (a) The transferring Senior Management Shareholder shall first deliver to the Company and each Shareholder (the "Offered Shareholders") a written notice (an "Offer Notice"), which shall (i) state the transferring Senior Management Shareholder's intention to Transfer Stock to one or more Persons in a bona fide, arm's length transaction, the amount and type of Stock to be Transferred (the "Subject Stock"), the purchase price therefor (which shall be payable in cash) and a summary of the other material terms of the proposed Transfer and (ii) offer the Company and the Offered Shareholders the option to acquire all or a portion of such Subject Stock upon the terms and subject to the conditions of the proposed Transfer as set forth in the Offer Notice (the "Offer"), provided that such Offer may provide that it must be accepted by the Company and the Offered Shareholders (in the aggregate) on an all or nothing basis (an "All or Nothing Sale").


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     The Offer shall remain open and irrevocable for the periods set forth below
     (and, to the extent the Offer is accepted during such periods, until the consummation of the sale contemplated by the Offer). The Company shall have the right and option, for a period of 15 days after delivery of the Offer Notice (the "Company Acceptance Period"), to accept all or any part of the Subject Stock at the cash purchase price and on the terms stated in the Offer Notice. Such acceptance shall be made by delivering a written notice to the transferring Senior Management Shareholder and each of the Offered Shareholders within the Company Acceptance Period.

          (b) If the Company shall fail to accept all of the Subject Stock offered pursuant to, or shall reject in writing, the Offer (the Company being required to notify in writing the transferring Senior Management Shareholder and each of the Offered Shareholders of its rejection or failure to accept in the event of the same), then, upon the earlier of the expiration of the Company Acceptance Period or the giving of such written notice of rejection or failure to accept such offer by the Company, each Offered Shareholder shall have the right and option, for a period of 30 days thereafter (the "Shareholder Acceptance Period"), to accept all or any part of the Subject Stock so offered and not accepted by the Company (the "Refused Stock") at the cash purchase price and on the terms stated in the Offer Notice; provided, however, that, if the Offer contemplated an All or Nothing Sale, the Offered Shareholders, in the aggregate, may accept, during the Shareholder Acceptance Period, all, but not less than all, of the Refused Stock, at the cash purchase price and on the terms stated in the Offer Notice. Such acceptance shall be made by delivering a written notice to the Company and the transferring Senior Management Shareholder within the Shareholder Acceptance Period specifying the maximum number of shares such Offered Shareholder will purchase (the "First Offer Shares"). If, upon the expiration of the Shareholder Acceptance Period, the aggregate amount of First Offer Shares exceeds the amount of Refused Stock, the Refused Stock shall be allocated among the Offered Shareholders as follows:
     (i) first, each Offered Shareholder shall be entitled to purchase no more than its First Offer Percentage of Refused Stock; (ii) second, if any shares of Refused Stock have not been allocated for purchase pursuant to
     (i) above (the "Remaining Shares"), each Offered Shareholder (an "Oversubscribed Shareholder") which had offered to purchase a number of shares of Refused Stock in excess of the amount of stock allocated for purchase to it in accordance with previous allocations of such shares of Refused Stock, shall be entitled to purchase an amount of Remaining Shares equal to no more than its First Offer Percentage (treating only Oversubscribed Shareholders as Offered Shareholders for these purposes) of the Remaining Shares; and (iii) third, the process set forth in (ii) above shall be repeated with respect to any shares of Refused Stock not allocated for purchase until all shares of Refused Stock are allocated for purchase.

          (c) If effective acceptance shall not be received pursuant to Sections 5(a) and/or 5(b) above with respect to all of the Subject Stock offered for sale pursuant to the Offer Notice, then the transferring Senior Management Shareholder may Transfer all or any portion of the Stock so offered for sale and not so accepted (or, in the case of an All or Nothing Sale, all, but not less than all, of the Subject Stock offered for sale pursuant to the Offer Notice), at a cash price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Offer Notice at any time within 90 days after the expiration of the Shareholder Acceptance Period (the "Sale Period"). In the event that all of the Stock is not sold by the transferring Shareholder during the Sale Period, the right of the transferring Senior Management Shareholder to Transfer such Stock shall expire and the obligations of this Section 5 shall be reinstated.

          (d) All Transfers of Subject Stock to the Company and/or the Offered Shareholders pursuant to this Section 5 shall be made free and clear of all liens and shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day within 30 days after the expiration of the later of the Company Acceptance Period or the Shareholder Acceptance Period, as applicable, and (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act applicable to such Transfers, or at such other time and/or place as the parties may agree. The delivery of certificates or other instruments evidencing such Subject Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Subject Stock.


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          (e) The requirements of this Section 5 shall not apply to (i) any
     Permitted Transfer of Stock by a Senior Management Shareholder or (ii) any Transfer pursuant to a Public Sale.

      Section 6. Tag-Along Rights.

      6.1. Tag-Along. No Senior Management Shareholder shall Transfer any Stock owned by such Senior Management Shareholder without complying with the terms and conditions set forth in this Section 6 (after having complied with the provisions of Section 5).

      6.2. Tag-Along Obligations. Any Senior Management Shareholder (the "Tag-Along Initiator") desiring to Transfer any shares of Stock shall, after expiration of all required notice periods under Section 5, give not less than 20 days prior written notice of such intended Transfer to each other Shareholder ("Tag-Along Offeree") and to the Company. Such notice (the "Tag-Along Notice") shall set forth the terms and conditions of such proposed Transfer, including the name of the proposed transferee, the number of shares proposed to be transferred by the Tag-Along Initiator (the "Tag-Along Shares"), the purchase price per share proposed to be paid therefor and the payment terms and type of transfer to be effectuated. Within 10 days after delivery of the Tag-Along Notice by the Tag-Along Initiator to each Tag-Along Offeree and to the Company, each Tag-Along Offeree shall, by written notice to the Tag-Along Initiator and the Company, have the opportunity and right to sell to the transferee in such proposed Transfer (upon the same terms and conditions as the Tag-Along Initiator) up to that number of shares of such Stock owned by the Tag-Along Offeree as shall equal the product of (x) a fraction, the numerator of which is the number of shares of such Stock owned by the Tag-Along Offeree as of the date of the Tag-Along Notice and the denominator of which is the aggregate number of shares of such Stock owned as of the date of the Tag-Along Notice by the Tag-Along Initiator and all of the Tag-Along Offerees, times (y) the number of shares of such Stock owned as of the date of the Tag-Along Notice by the Tag-Along Offeree; provided, however, that the number of shares of Stock to be sold by any Tag-Along Offeree shall not exceed the same proportion as the number of shares of Stock to be Transferred by the Tag-Along Initiator bears to the number of shares of Stock held by the Tag-Along Initiator. The amount of Tag-Along Shares to be sold by any Tag-Along Initiator shall be reduced to the extent necessary to provide for such sales of shares by Tag- Along Offerees. No Person may Transfer shares in any transaction that is subject to this Section 6 unless the transferee agrees to be bound by and complies with the terms of this Agreement.

      6.3. Closing. At the closing of any proposed Transfer in respect of which a Tag-Along Notice has been delivered, the Tag-Along Initiator together with all Tag-Along Offerees electing to sell shares, shall deliver, free and clear of all liens, to the proposed transferee certificates evidencing the shares to be sold thereto duly endorsed with transfer powers and shall receive in exchange therefore the consideration to be paid or delivered by the proposed transferee in respect of such shares as described in the Tag-Along Notice.

      6.4. Limitations. The provisions of this Section 6 shall not apply to (x) any Public Sale, (y) any Permitted Transfer by a Shareholder, or (z) any Transfers pursuant to Section 5.

      Section 7. Certain Covenants.

      7.1. Financial Statements, Other Information and Access. (a) So long as Investors hold in the aggregate at least 1,000,000 shares of Common Stock (as such number may be adjusted to reflect any stock split, combination, dividend or other similar transaction), the Company shall deliver to each Investor:

          (i) within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, statements of consolidated operations and cash flows and a statement of consolidated stockholder's equity of the Company and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding


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     period or date in the preceding fiscal year, all in reasonable detail and certified by the Chief Financial Officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Commission shall be deemed to satisfy the requirements of this clause (i);

          (ii) within 105 days after the end of each fiscal year, statements of consolidated operations and cash flows and a statement of changes in consolidated stockholder's equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures from the preceding fiscal year, all in reasonable detail and examined and certified, without qualification by independent public accountants of recognized national standing selected by the Company; provided, however, that delivery pursuant to clause (iii) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Commission shall be deemed to satisfy the requirements of this clause (ii);

          (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports it sends to its stockholders and copies of all such registration statements (without exhibits), other than registration statements relating to employee benefit or dividend reinvestment plans, and all such regular and periodic reports as it shall file with the Commission; and

          (iv) with reasonable promptness, such other information and financial data concerning the Company as any Person entitled to receive information under this Section 10.1 may reasonably request.

      (b) The Company will permit each Investor and its representatives, upon reasonable advance notice, to visit and inspect, during normal business hours and at the Investor's expense, any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the senior management officers of the Company as well as the accountants of the Company; provided, that, without the Company's consent, which shall not be unreasonably withheld, the Investors' right to visit and inspect the Company's properties shall not exceed four times a year.

      7.2. Management Reports. So long as Investors hold in the aggregate at least 1,000,000 shares of Common Stock (as such number may be adjusted to reflect any stock split, combination, dividend or other similar transaction), the Company shall promptly deliver to each Investor (but in any event with ten
(10) business days) after the end of each month, a monthly operations report including a month to month comparative analysis of revenues and expenses against budget and significant business matters, as well as copies of all reports or other information provided to the members of the Board and/or senior management of the Company during such month.

      Section 8. Conflicting Agreements. Each Shareholder represents and warrants that such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement, and no holder of Stock shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement.

      Section 9. Legend. (a) Each Shareholder and the Company shall take all such action necessary (including exchanging with the Company certificates representing shares of Stock issued prior to the date hereof)


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to cause each certificate representing outstanding shares of Stock beneficially owned by such Shareholder to bear a legend containing the following words:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF (i) UNLESS (A) REGISTERED UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) AN OPINION OF COUNSEL SATISFACTORY TO Q-MED, INC. (THE "COMPANY") THAT SUCH REGISTRATION IS NOT NECESSARY HAS BEEN DELIVERED TO THE COMPANY OR (ii) UNLESS SOLD PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF SUCH ACT AND APPLICABLE SECURITIES OR "BLUE SKY" LAWS."

          "IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND TO THE VOTING AGREEMENTS SET FORTH IN THE SHAREHOLDERS' AGREEMENT DATED AS OF NOVEMBER 16,1998 BY THE COMPANY AND THE PARTIES THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY."

      (b) The requirement that the above securities legend be placed upon certificates evidencing shares of Stock shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. The requirement that the above legend regarding this Agreement be placed upon certificates evidencing shares of Stock shall cease and terminate upon the sale of such shares of Stock pursuant to a Public Sale. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

      Section 10. Representations and Warranties.

          (a) Each party hereto represents and warrants to the other parties hereto as follows:

               (i) It has full power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by it, and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

               (iii) The execution, delivery and performance of this Agreement by it does not (x) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any material agreement to which it is a party or by which it is bound or (y) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

               (iv) No consent or approval of, or filing with, any governmental or regulatory body is required to be obtained or made by it in connection with the transactions contemplated hereby.

               (v) It is not a party to any agreement which is inconsistent with the rights of any party hereunder or otherwise conflicts with the provisions hereof.

          (b) Each Senior Management Shareholder represents and warrants to the Investors that Schedule 10(b) hereto sets forth a list of all securities of the Company (including, without limitation, shares of capital stock, convertible securities, debentures, etc.) held of record or beneficially owned by such Senior Management Shareholder immediately after the date hereof. All such securities are free and clear of any liens, encumbrances, rights of first refusal or other rights of third parties of any nature with respect thereto.

          (c) Each Shareholder represents and warrants to the Investors that, except as set forth on Schedule 10(b) hereto and other than this Agreement and the Registration Agreement, such Shareholder is not a party to any contract or agreement, written or oral, (i) with respect to the securities of the Company (including, without limitation, any voting agreement, voting trust, stockholder's agreement, registration rights agreement, etc.) or
     (ii) otherwise with or relating to the Company, except for employment agreements entered into in the ordinary course of business.

      Section 11. Duration of Agreement. The rights and obligations of a Shareholder under this Agreement shall terminate at such time as such Shareholder no longer is the beneficial owner of any shares of Stock. This Agreement shall terminate five years after the date hereof, except that the terms of Sections 8, 15 and 22 shall survive until, by their respective terms, they are no longer operative.

      Section 12. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

      Section 13. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Shareholder unless such modification, amendment or waiver is approved in writing by the Company, and Shareholders owning at least a majority of the outstanding shares of Stock. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

      Section 14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      Section 15. Entire Agreement; Effect on Prior Agreement. Except as otherwise expressly set forth herein, this document and the other documents dated the date hereof embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, to the extent that any of the terms hereof are inconsistent with the rights or obligations of any Shareholder under any other agreement with the Company, the terms of this Agreement shall govern.

      Section 16. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Shareholder and their respective successors, assigns, heirs and personal representatives, so long as they hold Stock. Except pursuant to a Permitted Transfer or a Transfer of Stock in compliance with Section 4, no Shareholder shall have the right to assign its rights and obligations under this Agreement, without the consent of each of the other Shareholders.

      Section 17. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

      Section 18. Remedies. Each Shareholder shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

      Section 19. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the signature pages hereto and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                           Q-Med, Inc.
                           100 Metro Park South
                           Laurence Harbor, New Jersey 08878
                           Telecopy:  (908) 566-0912
                           Attention:  Michael W. Cox

                           with a copy to:

                           Sommer & Schneider LLP
                           600 Old Country Road
                           Garden City, New York 11530
                           Telecopy:  (516) 228-8211
                           Attention:  Herbert H. Sommer, Esq.

The Shareholders' address for notice purposes is:

                           The address set forth below their respective names on the signature pages hereto;

                           with a copy to:

                           Thelen Reid & Priest LLP
                           40 West 57th Street
                           New York, New York  10019
                           Telecopy:  (212) 603-2001
                           Attention:  Peter K. Anglum, Esq.

      Section 20. Governing Law, Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

      Section 21. Miscellaneous. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. This Agreement is intended to be a voting agreement among stockholders as permitted by Section 218(c) of the Delaware General Corporation Law.

      Section 22. Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

      IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' and Voting Agreement on the day and year first above written.

                                      Q-MED, INC.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      GALEN PARTNERS III, L.P.

                                      By: Claudius, L.L.C.

                                      By:
                                         ---------------------------------------
                                               Name:
                                               Title:
                                               Address:  610 Fifth Avenue
                                                         New York, NY 10020


                                      GALEN PARTNERS INTERNATIONAL III, L.P.

                                      By: Claudius, L.L.C.

                                      By:
                                         ---------------------------------------
                                               Name:
                                               Title:
                                               Address:  610 Fifth Avenue
                                                         New York, NY 10020


                                      GALEN EMPLOYEE FUND III, L.P.

                                      By: Wesson Enterprises, Inc.

                                      By:
                                         ---------------------------------------
                                               Name: Bruce F. Wesson
                                               Title: President
                                               Address:  610 Fifth Avenue
                                                         New York, NY 10020


                                      ------------------------------------------
                                      Michael W. Cox
                                      19 Bay Point Harbor
                                      Point Pleasant, NJ  08742


                                      ------------------------------------------
                                      Richard I. Levin, M.D.
                                      245 East 93rd Street
                                      New York, NY  10128

                                     Other Shareholders:


                                     -------------------------------------------
                                     Name:
                                         ---------------------------------------
                                     Address:
                                             -----------------------------------

                                                                Schedule 10(b)




                             SECURITIES HOLDINGS OF
                         SENIOR MANAGEMENT SHAREHOLDERS